UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: July 27, 2005
                          -----------------------------
                        (Date of earliest event reported)

Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2005, relating to the Securitized Asset Backed Receivables LLC Trust 2005-FR3 Mortgage Pass-Through Certificates, Series 2005-FR3)
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             (Exact name of registrant as specified in its charter)

         Delaware                 333-108395-16               37-1472598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


                    200 Park Avenue, New York, New York 10166
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 412-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

       Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Securitized Asset Backed Receivables LLC Trust 2005-FR3 Mortgage Pass-Through Certificates, Series 2005-FR3. On July 27, 2005, Securitized Asset Backed Receivables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Fremont Investment & Loan, as responsible party, Countrywide Home Loans Servicing LP, as servicer, MortgageRamp Inc., as loan performance advisor, and Wells Fargo Bank, National Association, as trustee, of Securitized Asset Backed Receivables LLC Trust 2005-FR3 Mortgage Pass-Through Certificates, Series 2005-FR3 (the "Certificates"), issued in fifteen classes. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of July 27, 2005 of $220,736,000, were sold to Barclays Capital Inc. and Countrywide Securities Corporation (together, the "Underwriters"), pursuant to an Underwriting Agreement dated as of July 21, 2005, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of July 1, 2005, by and among the Company, as depositor, Fremont Investment & Loan, as responsible party, Countrywide Home Loans Servicing LP, as servicer, MortgageRamp Inc., as loan performance advisor and Wells Fargo Bank, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 11, 2005                 SECURITIZED ASSET BACKED RECEIVABLES LLC



                                       By:    /s/ Paul Menefee
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                                           Name:  Paul Menefee
                                           Title: Director


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                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of Regulation
       S-K Exhibit No.             Description
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             4                     Pooling and Servicing Agreement, dated as of
                                   July 1, 2005, by and among the Company, as depositor, Fremont Investment & Loan, as responsible party, Countrywide Home Loans
                                   Servicing LP, as servicer, MortgageRamp Inc., as loan performance advisor and Wells Fargo
                                   Bank, National Association, as trustee.